Exhibit 10.1

BRANCHOUT FOOD INC.

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (as amended, supplemented, restated or otherwise modified from time to time, this “Agreement”), is made effective as of July 15, 2024 (the “Effective Date”), by and among BranchOut Food Inc., a Nevada corporation (the “Company”), and Daniel L. Kaufman (the “Investor”).

WHEREAS, the Company wishes to issue and sell to the Investor, and the Investor wishes to purchase from the Company (i) a 12% Senior Secured Convertible Promissory Note in the principal amount of up to $3,400,000, convertible into shares of the Company’s common stock, par value $.0001 per share (“Common Stock”), in the form of Exhibit A attached hereto (the “Note”), (ii) a warrant to purchase 1,000,000 shares of Common Stock at an exercise price of $1.00 per share, in the form of Exhibit B attached hereto (the “$1.00 Warrant”), and (iii) a warrant to purchase 500,000 shares of Common Stock at an exercise price of $1.50 per share, in the form of Exhibit C attached hereto (the “$1.50 Warrant” and, together with the $1.00 Warrant, the “Warrants” and together with the Note, the “Purchased Securities”), subject to the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the premises, representations, warranties and the mutual covenants contained in this Agreement, the parties agree as follows:

1.	AUTHORIZATION AND SALE OF NOTE AND WARRANTS

1.1 Authorization of Note and Warrants. The Company has authorized (a) the sale and issuance to the Investor of the Purchased Securities, and (b) the issuance of the shares of Common Stock to be issued upon conversion of the Note and exercise of the Warrants (collectively, the “Conversion Shares”).

1.2 Closing. The closing of the sale and purchase of the Purchased Securities under this Agreement (the “Initial Closing”) shall take place within one business day following the satisfaction of the conditions set forth in Sections 4 and 5, or on such other date agreed by the parties, and shall be on the terms and conditions stated herein (the “Initial Closing Date”). The Initial Advance shall be made on the Initial Closing Date as described in Section 1.3 below.

1.3 Initial Advance. Subject to the terms and conditions hereof, at the Initial Closing, the Company shall issue the Purchased Securities to the Investor or its designee, and the Investor shall advance the Company a loan in the principal amount of $2,000,000 (the “Initial Advance”) which shall be evidenced by the Note. The Note will be issued against receipt by the Company of the proceeds of the Initial Advance by check made payable to the order of, or wire transfer to, the Company in accordance with the wire instructions provided by the Company to the Investor.

1.4 Subsequent Advances Under the Note. Within five business days following the first date upon which the Company shall have (unless waived by the company) (i) provided the Investor with evidence acceptable to Investor in its reasonable discretion that EnWave Corporation (“EnWave”) has completed the manufacture of that certain REV 120 QuataRev machine (the “EnWave Machine”) at EnWave’s facility in British Colombia, on behalf of the Company, and (ii) the Company’s manufacturing facility in Peru has exported product expected to generate revenues of at least $100,000, or such earlier date as the Investor otherwise agrees, the Investor shall make an additional advance to the Company under the Note in the amount of $1,400,000 (the “Additional Advance” and together with the Initial Advance, each, an “Advance”). The Company shall use reasonable best efforts to (i) provide the evidence and (ii) achieve the revenue described in the prior sentence. The Additional Advance shall be made on the terms and, unless waived by Investor, subject to the conditions set forth in this Agreement, and that the representations and warranties of the Company set forth in Section 2 hereof shall be true and correct in all respects as of the Initial Closing Date and the date of the Additional Advance (the “Additional Closing Date”). Unless waived by the Investor, the obligation of the Investor to make the Additional Advance shall be subject to the satisfaction by the Company of all conditions to closing set forth above and in Section 4 as of the Additional Closing Date.

1.5 Use of Proceeds. The proceeds of the Advances shall be used solely for the purchase of capital equipment (including the EnWave Machine), start up costs with respect to the Company’s manufacturing plant in Peru, and working capital.

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2.	REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company hereby represents, warrants and covenants to the Investor that:

2.1 Organization and Standing; Qualifications. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and is qualified to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification, except where the failure to so qualify would not have a material adverse effect on the business, condition (financial or otherwise), assets, liabilities, operations or prospects of the Company (a “Material Adverse Effect”). The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and to carry on its business as now conducted.

2.2 Corporate Power; Authorization. The Company has all requisite power and authority to execute and deliver this Agreement, to sell and issue the Purchased Securities hereunder, to issue the Conversion Shares (other than the Conversion Shares underlying the Warrants which require Shareholder Approval (defined below)) and to carry out and perform its obligations under the terms of this Agreement, the Purchased Securities and each of the other agreements to be delivered by the Company hereunder (collectively, the “Transaction Documents”). No preemptive rights or other rights to subscribe for or purchase the Company’s capital stock exist with respect to the issuance and sale of the Purchased Securities by the Company pursuant to this Agreement. All corporate action on the part of the Company, its directors and its stockholders necessary for the authorization, execution, delivery and performance of this Agreement and the other Transaction Documents by the Company and the performance of the Company’s obligations hereunder and thereunder, including the issuance and delivery of the Purchased Securities, and the reservation of the Conversion Shares has been taken or will be taken prior to the issuance of such Conversion Shares, other than Shareholder Approval which is required for the issuance of the Conversion Shares underlying the Warrants. This Agreement and the other Transaction Documents, when executed and delivered by the Company, shall constitute valid and binding obligations of the Company enforceable in accordance with their terms, subject to laws of general application relating to bankruptcy, insolvency, the relief of debtors and, rules of law governing specific performance, injunctive relief or other equitable remedies. The Conversion Shares, when issued in compliance with the provisions of this Agreement and the Purchased Securities, as applicable, will be validly issued, fully paid and nonassessable and free of any liens or encumbrances and issued in compliance with all applicable federal and securities laws.

2.3 No Violations. The execution, delivery, and performance of this Agreement and the other Transaction Documents by the Company do not and will not violate or conflict with any provision of the articles of incorporation as amended and in effect on the date hereof (the “Articles of Incorporation”) and bylaws as amended and in effect on the date hereof (the “Bylaws”) of the Company, and do not and will not, with or without the passage of time or the giving of notice, result in the breach of, or constitute a default, cause the acceleration of performance, or require any consent under (except such consents as have been obtained as of the date hereof), or result in the creation of any lien, charge or encumbrance upon any property or assets of the Company pursuant to, any material instrument or agreement to which the Company is a party or by which the Company or its properties are bound, except such consents as have been obtained as of the date hereof. The Company is not otherwise in violation of its Articles of Incorporation, Bylaws or other organizational documents, nor is the Company, to its knowledge, in violation in any material respect of any law, administrative regulation, stock exchange listing requirement, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company. Except as set forth in Schedule 2.3, the Company is not in default (and there exists no condition which, with the passage of time or otherwise, would constitute a default) in the payment or performance or the termination of any bond, debenture, note or any other evidence of indebtedness in any indenture, mortgage, deed of trust or evidence of indebtedness or any other material agreement or instrument to which the Company is a party or by which the Company is bound or by which the property of the Company is bound, or the loss of any benefit thereunder.

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2.4 SEC Documents. The Company has made available to Investor true and complete copies of all reports or registration statements the Company has filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 (“Securities Act”) and the Securities Exchange Act of 1934 (the “Exchange Act”), for all periods ending on or subsequent to March 31, 2024, all in the form so filed (collectively the “SEC Documents”). To the Company’s knowledge, except as set forth on Schedule 2.4, the Company has timely filed all documents that the Company was required to file under the Exchange Act during the one (1) year prior to the date hereof and one (1) year prior to each Closing Date with respect to which this representation is being made. As of their respective filing dates, the SEC Documents complied as to form in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and any of the SEC rules and regulations promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents filed under the Exchange Act contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading, except to the extent corrected by a subsequently filed document with the SEC. None of the SEC Documents filed under the Securities Act, this Agreement and the documents, instruments and agreements in connection herewith, or any other document, instrument or agreement binding on the Company and delivered to the Investor, contained an untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading at the time such SEC Documents became effective under the Securities Act, or at the time this Agreement or such documents, instruments or agreements became effective Except as set forth Schedule 2.3, there are no ongoing delisting procedures or inquiries initiated by Nasdaq. The Company is not engaged in any special selling efforts to support the sale of securities pursuant to this Agreement.

2.5 Financial Statements. To the Company’s knowledge, the Company’s financial statements, including the notes thereto, included in the SEC Documents (the “Financial Statements”) comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with United States generally accepted accounting principles (“GAAP”) consistently applied (except as may be indicated in the notes thereto) and present fairly the Company’s consolidated financial position at the dates thereof and of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal audit adjustments that will not be material, either individually or in the aggregate). None of this Agreement, the documents, instruments and agreements in connection herewith, or any other information provided by or on behalf of the Company to the Investor which is not included in the SEC Documents, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements herein and therein not misleading, in the light of the circumstance under which they are or were made. The Company is not currently contemplating to amend or restate any of the Financial Statements (including, without limitation, any notes or any letter of the independent accountants of the Company with respect thereto), nor is the Company currently aware of facts or circumstances which would require the Company to amend or restate any of the Financial Statements, in each case, in order for any of the Financials Statements to be in material compliance with GAAP and the rules and regulations of the SEC. The Company has not been informed by its independent auditors that they recommend that the Company amend or restate any of the Financial Statements or that there is any need for the Company to amend or restate any of the Financial Statements.

2.6 Absence of Certain Changes. Except as set forth in the SEC Documents, since March 31, 2024, the business and operations of the Company have been conducted in the ordinary course consistent with past practice, and there has not been:

2.6.1 any declaration, setting aside or payment of any dividend or other distribution of the assets of the Company with respect to any shares of capital stock of the Company;

2.6.2 any repurchase, redemption or other acquisition by the Company of any outstanding shares of the Company’s capital stock;

2.6.3 any damage, destruction or loss to the Company’s properties or assets, whether or not covered by insurance, except for such occurrences, individually and collectively, that have not had, and would not reasonably be expected to have, a Material Adverse Effect;

2.6.4 any waiver by the Company of a valuable right or of a material debt owed to it;

2.6.5 any material change by the Company in its accounting principles, methods or practices or in the manner in which it keeps its accounting books and records, except any such change required by a change in GAAP or by the SEC;

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2.6.6 any material change or amendment to, or any waiver of any material right under a material contract or arrangement by which the Company, any Subsidiary or any of their assets or properties are bound or subject;

2.6.7 any other event or condition of any character, except for such events and conditions that have not resulted, and are not reasonably expected to result either individually or collectively, in a Material Adverse Effect;

2.6.8 any sale, lease, assignment or other disposition of assets outside of the ordinary course of business; or

2.6.9 any Event of Default (as defined in the Note).

2.7 Capitalization. The authorized capital of the Company consists of (i) 80,000,000 shares of Common Stock, of which 6,009,671 shares are issued and outstanding as of the date hereof (before giving effect to the sale of approximately 690,790 shares of Common Stock to certain affiliates of the Company, which sale is expected to close on or about the date hereof and the details of which have been disclosed to the Investor), and (ii) 8,000,000 shares of preferred stock, none of which are outstanding. All of the outstanding shares of Common Stock have been duly authorized and are validly issued, fully paid and nonassessable. All of the outstanding shares of Common Stock were issued in compliance in all material respects with applicable laws. None of the outstanding shares of Common Stock were issued in violation of any agreement or commitment to which the Company is a party or is subject or in violation of any preemptive or similar rights of any person. 563,470 shares of Common Stock are subject to issuance to officers, directors, employees and consultants of the Company upon exercise of stock option issued pursuant to the Company’s 2022 Equity Incentive Plan (the “Stock Plan”), and 155,182 shares of Common Stock remain available for issuance pursuant to the Stock Plan. In addition, the Company has outstanding warrants to purchase 677,876 shares of Common Stock (before giving effect to the sale of warrants to purchase 863,490 shares of Common Stock to certain affiliates of the Company, which sale is expected to close on the Issue Date (as defined in the Note) and the details of which have been disclosed to the Investor). Except as set forth above, there are no outstanding or authorized options, warrants, convertible securities, stock appreciation, phantom stock, or other rights, agreements, or commitments relating to the Company’s Common Stock or obligating the Company to issue or sell any Common Stock, or any other interest in the Company. There are no voting trusts, stockholder agreements, voting agreements, proxies, or other agreements in effect with respect to the voting or transfer of any of the shares of Common Stock.

2.8 EnWave Contracts. True, correct and complete copies of all contracts between the Company any EnWave Corporation have been made available to the Investor, including all amendments thereto. All of such contracts remain in full force and effect and have not been terminated or modified, except as set forth in the amendments provided to the Investor.

2.9 Foreign Corrupt Practices Act; Securities Laws. To the Company’s knowledge, neither the Company nor any of the directors, officers, employees or agents of the Company have, directly or indirectly, made, offered, promised or authorized any payment or gift of any money or anything of value to or for the benefit of any “foreign official” (as such term is defined in the U.S. Foreign Corrupt Practices Act of 1977, as amended (the “FCPA”)), foreign political party or official thereof or candidate for foreign political office for the purpose of (i) influencing any official act or decision of such official, party or candidate; (ii) inducing such official, party or candidate to use such person’s influence to affect any act or decision of a foreign governmental authority, or (iii) otherwise securing any improper advantage, in the case of (i), (ii) and (iii) above in order to assist the Company or any of its affiliates in obtaining or retaining business for or with, or directing business to, any person. Neither the Company nor any of its directors, officers, employees or, to the Company’s knowledge, agents have made or authorized any bribe, rebate, payoff, influence payment, kickback or other unlawful payment of funds or received or retained any funds in violation of any law, rule or regulation. The Company has complied with or is exempt from the registration and/or qualification requirements of all federal securities laws (including, but not limited to, the Securities Act and the rules and regulations thereunder, and the Exchange Act and the regulations thereunder) and any state securities or blue sky laws applicable to the issuance or sale of the Purchased Securities.

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2.10 Litigation. There is no action, suit, proceeding or investigation pending or, to the Company’s knowledge, currently threatened against the Company that questions the validity of this Agreement or the Transaction Documents, or the right of the Company to issue the Purchased Securities, or to consummate the transactions contemplated hereby or thereby, or that, if determined adversely, would reasonably be expected to, either individually or in the aggregate, result in a Material Adverse Effect. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending or which the Company intends to initiate. The Company has not received any correspondence from any third party with respect to any of the foregoing.

2.11 Solvency. After giving effect to the transactions contemplated by this Agreement, the Company will be solvent, able to pay its debts as they mature, and have capital sufficient to carry on its business.

Except as expressly set forth in this Section 2 and Section 4, the Company makes no representation or warranty, express or implied, in respect of any of the Company’s assets, liabilities or operations, or otherwise, and any such other representations or warranties, including, without limitation, any representations, warranties or disclosures made in any presentation or marketing materials made available by the Company, if any, are hereby expressly disclaimed.

3.	REPRESENTATIONS AND WARRANTIES OF THE INVESTOR

The Investor hereby represents and warrants to the Company as follows:

3.1 Authority. The Investor is duly organized or formed, as the case may be, validly existing, and in good standing under the laws of its jurisdiction of organization or formation, as the case may be. The Investor has all requisite individual or entity right, power, and authority to execute, deliver, and perform this Agreement.

3.2 Enforceability. The execution, delivery, and performance by the Investor of this Agreement have been duly authorized by all requisite partnership or corporate action, as the case may be, if applicable. This Agreement has been duly executed and delivered by the Investor, and, upon its execution by the Company, shall constitute the legal, valid, and binding obligation of the Investor, enforceable in accordance with its terms, except to the extent that its enforceability is limited by bankruptcy, insolvency, reorganization, moratorium, or other laws relating to or affecting the enforcement of creditors’ rights generally and by general principles of equity.

3.3 No Violations. The execution, delivery, and performance by the Investor of this Agreement do not and will not, with or without the passage of time or the giving of notice, result in the breach of, or constitute a default, cause the acceleration of performance, or require any consent under, or result in the creation of any lien, charge or encumbrance upon any property or assets of the Investor pursuant to, any material instrument or agreement to which the Investor is a party or by which the Investor or its properties may be bound or affected, and, do not or will not violate or conflict with any provision of the articles of incorporation or bylaws, partnership agreement, operating agreement, trust agreement, or similar organizational or governing document of the Investor, as applicable.

3.4 Knowledge of Investment and its Risks. The Investor has sufficient knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of Investor’s investment in the Purchased Securities. The Investor has had an opportunity to ask questions of and receive answers from the Company regarding the terms and conditions of the offering of the Purchased Securities and the business, prospects, properties and financial condition of the Company. The Investor understands that an investment in the Company represents a high degree of risk and there is no assurance that the Company’s business or operations will be successful. The Investor has considered carefully the risks attendant to an investment in the Company, and that, as a consequence of such risks, the Investor could lose the Investor’s entire investment in the Company. Other than as expressly set forth in Section 2, the Investor is not relying on any representation, warranty or disclosure of the Company, express or implied, in respect of any of the Company’s assets, liabilities or operations, or otherwise, including, without limitation, any representation, warranty or disclosure made in any presentation or marketing materials made available by the Company, if any.

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3.5 Investment Intent. The Purchased Securities are being acquired for investment for the Investor’s own account, and not as a nominee or agent and not with a view to the resale or distribution of all or any part of the Purchased Securities (or any of the Conversion Shares), and the Investor has no present intention of selling, granting any participation in, or otherwise distributing any of the Purchased Securities (or any of the Conversion Shares) within the meaning of and in violation of the Securities Act. Further, the Investor does not have any contracts, understandings, agreements, or arrangements, directly or indirectly, with any person and/or entity to distribute, sell, transfer, or grant participations to such person and/or entity with respect to, any of the Purchased Securities or Conversion Shares. The Investor is not purchasing the Purchased Securities as a result of any advertisement, article, notice or other communication regarding the Purchased Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

3.6 Investor Status. The Investor is an “accredited investor” as that term is defined by Rule 501 of Regulation D promulgated under the Securities Act.

3.7 No Registration. The Investor understands that the Investor may be required to bear the economic risk of the Investor’s investment in the Company for an indefinite period of time. The Investor further understands that (i) neither the offering nor the sale of the Purchased Securities has been registered under the Securities Act or any applicable state securities laws (“State Acts”) in reliance upon exemptions from the registration requirements of such laws, (ii) the Purchased Securities (including the Conversion Shares) must be held by it indefinitely unless the sale or transfer thereof is subsequently registered under the Securities Act and any applicable State Acts, or an exemption from such registration requirements is available, (iii) except as provided in this Agreement or the Transaction Documents, the Company is under no obligation to register any of the Purchased Securities or Conversion Shares on the Investor’s behalf, and (iv) the Company will rely upon the representations and warranties made by the Investor in this Agreement in order to establish such exemptions from the registration requirements of the Securities Act and any applicable State Acts.

3.8 Transfer Restrictions. The Investor will not transfer any of the Purchased Securities or Conversion Shares unless such transfer is registered or exempt from registration under the Securities Act and applicable State Acts, and, if requested by the Company in the case of an exempt transaction, the Investor has furnished an opinion of counsel reasonably satisfactory to the Company that such transfer is so exempt, provided, however, that no opinion need be obtained with respect to a transfer to (A) a partner or member, active or retired, of the Investor, (B) the estate of any such partner or member, (C) an “affiliate” of the Investor as that term is defined in Rule 405 promulgated by the U.S. Securities and Exchange Commission under the Act, or (D) the spouse, children, grandchildren or spouse of such children or grandchildren of the Investor or to trusts for the benefit of the Investor or such persons, in each case if the transferee agrees to be subject to the terms hereof. The Investor understands and agrees that (i) the Company shall have no obligation to honor transfers of any of the Purchased Securities or Conversion Shares in violation of such transfer restrictions, (ii) the Company shall be entitled to instruct any transfer agent or agents for the securities of the Company to refuse to honor such transfers and (iii) the certificate and other documents evidencing the Purchased Securities and the Conversions Securities will bear a legend substantially as follows:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

4.	INVESTOR’S CONDITIONS TO CLOSING

The Investor’s obligation to make the Initial Advance under the Note at the Initial Closing, and to make the Additional Advance at the Additional Closing, is, at the option of the Investor, subject to the fulfillment of the following conditions on or before each such Closing:

4.1 Representations and Warranties True and Correct. The representations and warranties made by the Company in Section 2 hereof shall be true and correct as of such Closing, with the same effect as if made as of such Closing (except that the representations and warranties in Section 2.3 shall refer to the articles of incorporation and bylaws in effect at the date of such Closing).

4.2 Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to such Closing shall have been performed or complied with.

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4.3 No Material Adverse Effect. No Material Adverse Effect shall have occurred.

4.4 Senior Notes Amendments. The amendment (the “Existing Notes Amendment’), substantially in the form attached hereto as Exhibit D , amending that certain Subscription Agreement dated as of January 10, 2024 as amended as of April 16, 2024, by and among the Company and the purchasers party thereto and the senior secured notes issued thereunder (“Existing Notes Documents”), shall have been executed and delivered by the Company and each holder of the Notes issued under the Existing Notes Documents.

4.5 Security Agreement. The Company and the Investor shall have executed and delivered a Security Agreement (the “Security Agreement”) pursuant thereto the Investor shall have a valid, first priority, continuing security interest in the collateral described therein;

4.6 Intercreditor Agreement. The Company, the Investor and each holder of the Company’s outstanding Existing Notes Documents shall have executed and delivered an Intercreditor Agreement in form and substance acceptable to the Investor in its sole discretion (the “Intercreditor Agreement”).

4.7 No Defaults. No Event of Default, or event or circumstance which with the passage of time or the giving of notice or both shall constitute and Event of Default, has occurred and is continuing.

4.8. Certificate. The Company shall have delivered to the Investor a certificate certifying as to the satisfaction of each of the conditions in this Section 4.

4.9 Secretary’s Certificate. The Company shall have delivered to the Investor a certificate of the Secretary of the Company, attesting to and attaching the Company’s charter, bylaws, and good standing certificate and resolutions.

4.10 Offering Proceeds. After the date hereof and substantially contemporaneously with or prior to the Initial Advance, the Company shall have received gross proceeds in the amount of $525,000 in an offering of common stocks and warrants.

5.	COMPANY’S CONDITIONS TO EACH CLOSING

The Company’s obligation to sell and issue the Note to the Investor at the Initial Closing and to make additional borrowing under the Note at the Additional Closing, is, at the option of the Company, subject to the fulfillment of the following conditions as of such Closing:

5.1 Representations and Warranties True and Correct. The representations and warranties made by the Investor in Section 3 hereof shall be true and correct when made, and shall be true and correct at such Closing.

5.2 Advance Made. The Investor shall have advanced to the Company the principal amount of the loan to be made at such Closing.

5.3 Fees. The Company shall have paid to the Investor all legal fees and expenses required to be paid hereunder.

6.	COVENANTS.

6.1 Reservation of Conversion Shares. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, for the purpose of effecting the conversion of the Note and exercise of the Warrants, such number of its duly authorized shares of Common Stock as shall be sufficient to effect the conversion of the Note and exercise of the Warrants in accordance with the terms thereof. Without limitation of the foregoing, if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of the Note and Warrants, the Company will forthwith take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

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6.2 Shareholder Approval. The Company will use commercially reasonable efforts to obtain the approval of its shareholders, no later than December 31, 2024, in accordance with Listing Rules 5635(b) and 5635(d) of The Nasdaq Stock Market, Inc., as applicable, so as to permit the Investor to (i) acquire more than 19.9% of the Company’s outstanding shares of Common Stock upon conversion of the Note and exercise of the Warrants, and (ii) exercise the Warrants (collectively, the “Shareholder Approval”).

6.3 Demand Registration Rights. Following such date as the Investor holds at least 2,000,000 shares of Common Stock as a result of the conversion of the Note and/or exercise of the Warrants (as may be adjusted for any stock splits or the like), the Company shall, upon the written request of Investor, no later than thirty calendar days following such request, prepare and file with the SEC a registration statement under the Securities Act covering the resale of the Conversion Shares, and use its best efforts to cause such registration statement to become effective as soon as practicable thereafter and to keep such registration statement effective until such time as the Conversion Shares have been sold or may be sold under Rule 144 under the Securities Act without volume limitation.

6.4 Further Assurances. The Company shall cure promptly any defects in the creation and issuance of the Purchased Securities or the Conversion Shares, and in the execution and delivery of the Transaction Documents. The Company, at its expense, shall execute and deliver promptly (but in any event no later than the date specified by Investor for such delivery) to the Investor upon request all such other and further documents, agreements and instruments as may be reasonably necessary to permit the Company to comply with its covenants and agreements herein, or as shall be desirable in the sole discretion of the Investor, to ensure, maintain, protect or perfect the Company’s rights and the Investor’s rights and liens on the Company’s and its subsidiary’s assets, and shall make any recordings, file any notices and obtain any consents as may be necessary or appropriate in connection therewith.

6.5 Rule 144. The Company shall use all reasonable best efforts to ensure that the Purchased Securities will be eligible to be offered, sold or otherwise transferred by the Investor pursuant to Rule 144 under the Securities Act, without any requirements as to volume or manner of sale or notice under the Securities Act and without any requirement for registration under any state securities or “blue sky” law, on and after the date that is six (6) months following each issuance (subject to the Investor not being deemed an affiliate of the Company for the purposes of Rule 144).

6.6 Seniority. The Note shall have the seniority described in therein.

7.	MISCELLANEOUS

7.1 Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the United States of America and the State of Nevada (without giving effect to conflicts of laws principles), both substantive and remedial.

7.2 Successors and Assigns. Except as otherwise provided herein, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto (including to any transferee of the Purchased Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. This Agreement may not be assigned by Company, and this Agreement and the other Transaction Documents may be assigned or participated by the Investor without notice or consent of Company

7.3 Amendment. Any provision of this Agreement and the Note issued hereunder may be amended, waived, modified, discharged or terminated only with the written consent of the Company and the Investor.

7.4 Notices. All communication hereunder shall be in writing and, if sent to the Investor shall be mailed, delivered, telegraphed or sent by facsimile or electronic mail, and confirmed to the Investor at the address provided separately to the Company, or if sent to the Company, shall be mailed, delivered, or sent by mail and confirmed to the Company at BranchOut Food Inc., 205 SE Davis Ave., Suite C, Bend, Oregon 97702, Attn: Eric Healy, Email: eric@branchoutfood.com.

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7.5 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one and the same instrument.

7.6 Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision.

7.7 Titles and Subtitles . The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

7.8 Replacement of Purchased Securities. ‘Upon receipt of evidence satisfactory to the Company of the loss, theft, mutilation or destruction of a Purchased Security and, in the case of any such loss, theft or destruction, upon delivery of a bond of indemnity in such form and amount as shall be reasonably satisfactory to the Company or, in the event of such mutilation upon surrender and cancellation of such Note the Company, without charge to the Holder thereof, will make and deliver a Purchased Security of like tenor in lieu of such lost, stolen, destroyed or mutilated Note. If any such lost, stolen or destroyed Senior Secured Note, is owned by such Purchaser or any other Holder whose credit is satisfactory to the Company, then the affidavit of such Holder, if an individual, or an authorized officer of such Holder, if an entity, setting forth the fact of loss, theft or destruction and of its ownership of such Purchased Security at the time of such loss, theft or destruction shall be accepted as satisfactory evidence thereof, and no further indemnity shall be required as a condition to the execution and delivery of a new Purchased Security other than a written indemnification agreement of such owner (in form reasonably satisfactory to the Company).

7.9 Fees and Expenses. The Company shall pay on demand (i) all reasonable and documented out-of-pocket expenses incurred by the Investor and its affiliates (including the fees, charges and disbursements of any counsel for the Investor) in connection with the preparation, negotiation, execution, delivery, and administration of this Agreement and the documents, instruments and agreements in connection herewith, and any amendments, modifications, or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated) (provided that the Company’s obligation to reimburse Investor for legal fees for the Initial Closing is limited to the lesser of (x) $75,000 and (y) 75% of such legal fees), (ii) all out-of-pocket expenses incurred by the Investor, including the fees, charges and disbursements of any counsel for the Investor, in connection with the enforcement or protection of its rights (A) in connection with this Agreement and the documents, instruments and agreements in connection herewith, including its rights under this Section 7.9, or (B) in connection with the Advances, including all such out of pocket expenses incurred during any workout, restructuring or negotiations in respect of the Advances, the common stock issued in conversion of the Notes or exercise of the warrants, and the documents, instruments and agreements in connection herewith and therewith.

7.10 Facsimile/PDF Signatures. This Agreement may be executed and delivered by facsimile or PDF and, upon such delivery, the facsimile or PDF will be deemed to have the same effect as if the original signature had been delivered to the other party. The failure to deliver the original signature copy and/or the nonreceipt of the original signature copy shall have no effect upon the binding and enforceable nature of this Agreement.

7.11 Entire Agreement. This Agreement, together with the Exhibits hereto, the certificates, documents, instruments and writings that are delivered pursuant hereto and each of the other Agreements, constitutes the entire agreement and understanding of the parties hereto in respect of its subject matters and supersedes all prior understandings, agreements, or representations by or among the parties hereto, written or oral, to the extent they relate in any way to the subject matter hereof or the transactions contemplated hereby.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties have executed this Securities Purchase Agreement on the day and year first set forth above.

BRANCHOUT FOOD INC.

By:	/s/ Eric Healy
Name:	Eric Healy
Title:	Chief Executive Officer

/s/ Daniel L. Kaufman
Daniel L. Kaufman

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EXHIBIT A

Form of Secured Convertible Promissory Note

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EXHIBIT B

Form of $1.00 Warrant

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EXHIBIT C

Form of $1.50 Warrant

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EXHIBIT D

Form of Omnibus Amendment

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Schedule 2.3

Violations

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Schedule 2.4

Violations

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